CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of the Second Amendment Closing Date (as defined below) by and between IBIO CDMO LLC, a Delaware limited liability company (“Borrower”), and WOODFOREST NATIONAL BANK, a national banking association, as lender (in such capacity, “Lender”).

RECITALS

A.Borrower and Lender entered into that certain Credit Agreement dated November 1, 2021 (as amended by the First Amendment thereto dated as of October 11, 2022 and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.On or about January 30, 2023, Parent Guarantor failed to comply with the liquidity covenant under Section 18 of the Parent Guaranty Agreement from and after such date, which failure to comply is a breach of Section 10 of the Credit Agreement, resulting in a Default under Section 11.2 of the Credit Agreement (herein, the “Liquidity Covenant Default”).

C.Borrower has requested Lender agree to provide a waiver of the Liquidity Covenant Default and enter into certain agreements and amendments to certain provisions of the Credit Agreement and the other Loan Documents.

D.Borrower and Lender are willing to enter into the requested waiver and amendments and agreements set forth herein, subject to and conditioned upon the terms and conditions set forth in this Second Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the parties agree as follows:

I.Agreements and Amendments to Credit Agreement. Borrower and Lender agree as follows:

(a)Section 1.1, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Second Amendment” means the Second Amendment to Credit Agreement dated as of the Second Amendment Closing Date by and between Borrower and Lender.

“Second Amendment Closing Date” means February 9, 2023.

(b)Section 2.4, Mandatory Prepayment(c), of the Credit Agreement is hereby amended by (x) deleting the “and” immediately prior to the “(iv)” in clause (a) of such section, (y) amending and restating sub clause (iv) of clause (a) of such section in its entirety to read as follows and (z) adding a new sub clause (v) to clause (a) of such section to read as follows:

(iv)100% of the Net Proceeds from the Disposition of any Collateral (other than proceeds of a Disposition permitted by Section 9.4(a)); and (v) 40% of the Net Proceeds from the Disposition of any Collateral consisting of equipment as permitted by and in accordance with Section 9.4(b).

(d)Section 8.12, Conduct BusinessI.1, of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows: “[Intentionally Omitted]”

(e)Section 9.4, Disposition of AssetsI.2, of the Credit Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

Disposition of Assets.  (a) Borrower and the other Loan Parties shall not make any Disposition, or enter into any agreement to make any Disposition, other than (x) Dispositions of assets in the ordinary course of business which are obsolete or worn out, are no longer used in their respective businesses, or which such Person has determined are no longer needed to operate it business, (y) the Disposition of delinquent accounts in the ordinary course of business for purposes of collection, and (z) Dispositions relating to, or in connection with, (i) licenses and sublicenses granted by a Loan Party or any Subsidiary of a Loan Party and (ii) leases and subleases (by a Loan Party or any Subsidiary of a Loan Party as lessor or sublessor) to third parties in the ordinary course of business not impairing (1) the business of the Loan Parties or any of their Subsidiaries, taken as a whole, in any material respect, or (2) the Ground Lease in any respect.

(b)  Notwithstanding the foregoing restrictions on Dispositions set forth in clause (a) above, commencing with the month of January 2023 and continuing each month thereafter, Borrower may, unless a Default or a Potential Default has occurred and is continuing, make Dispositions of Collateral consisting of equipment, in exchange for cash funds, to one or more third parties, in each case, subject to the limitations and requirements set forth in this clause (b).  For any Dispositions of Collateral consisting of equipment made by Borrower in any given month, no later than ten (10) days following the end of such month, Borrower shall (i) pay to Lender in immediately available cash funds, without setoff or counterclaim of any kind, forty percent (40%) of the Net Proceeds received by Borrower for the Disposition of such Collateral during such month and (ii) provide Lender with (A) a detailed accounting of such Collateral sold during such month, (B) a schedule listing such Collateral sold during such month and (C) a schedule listing all remaining Collateral consisting of equipment, in each case, in Proper Form.  In no event shall Borrower accept any non-cash proceeds in respect of any Dispositions of Collateral consisting of equipment under this clause (b).  At the reasonable request of Borrower, Lender will provide one or more Uniform Commercial Code UCC3 amendments necessary to release any security interests in favor of Lender in and to any such Collateral subject to Disposition by Borrower under this clause (b), and Lender will use commercially reasonable efforts to timely provide any such UCC3 amendments requested by Borrower to the extent required by a purchaser in order to consummate any Disposition of such Collateral under this clause (b), all at the cost and expense of Borrower.

(f)[***].  Any failure to so deliver [***] on or before such date shall be an immediate Default under Section 11.2(b) of the Credit Agreement, without the benefit of any grace period otherwise stated in such section.

(g)Liquidity Covenant.   Effective as of the Second Amendment Closing Date and through and including the Applicable Liquidity Modification Termination Date, and notwithstanding anything to the contrary in the Credit Agreement (as amended by this Second Amendment), the Parent Guaranty Agreement or any other Loan Document, each of Lender and Borrower acknowledges and agrees to and ratifies and confirms the modifications, as set forth in the Guarantor’s Consent and Agreement attached to this Second Amendment, with respect to the calculation of the liquidity covenant under Section 18 of the Parent Guaranty Agreement.

II.Waiver.

(a)Lender hereby waives the Liquidity Covenant Default, including any failure to give notice thereof.

(b)The waiver granted by Lender hereunder does not indicate an intent to establish any course of dealing between Lender and Borrower with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested.  Lender’s agreement to the waiver set forth herein should not be construed as an indication that Lender would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreement, as amended hereby, or other Loan Documents, or in respect of any Potential Default or Default that may exist or that may occur.

III.Conditions Precedent to the Effectiveness of Second Amendment.  This Second Amendment shall be effective upon the satisfaction of the following conditions precedent:

(a)Lender shall have received this Second Amendment duly executed by Borrower and Parent Guarantor;

(b)Lender shall have received an Officer’s Certificate and authorizing consent for each of Borrower and Parent Guarantor, in Proper Form;

(c)To the extent outstanding and unpaid, the Borrower shall have paid to Lender (i) any fees and expenses due and owing under the Credit Agreement and (ii) all costs and expenses, including reasonable legal fees, payable in connection with this Second

Amendment to the extent invoiced on or prior to the Second Amendment Closing Date; and

(d)After giving effect to this Second Amendment, no Potential Default or Default shall have occurred and be continuing.

IV.Reaffirmation of Representations and Warranties.  To induce Lender to enter into this Second Amendment, Borrower hereby reaffirms, as of the Second Amendment Closing Date (except as otherwise provided herein or to the extent such representations and warranties speak as to an earlier date or a date certain), its representations and warranties contained in Section 7 of the Credit Agreement (other than the representation set forth in the last sentence of Section 7.10 of the Credit Agreement), and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

(a)The execution and delivery of this Second Amendment and the performance by Borrower of its obligations under this Second Amendment are within Borrower’s power, have been duly authorized by all necessary company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Organizational Documents of Borrower or of any agreement binding upon Borrower.

(b)This Second Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

(c)After giving effect to this Second Amendment, no change, event or state of affairs has occurred and is continuing which would constitute a Potential Default or a Default.

(d) No exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Second Amendment.

Notwithstanding the foregoing, Borrower and Lender agree that after the First Amendment Closing Date, a Material Adverse Event occurred resulting from the Borrower no longer conducting its primary business (the “Primary Business MAE”).  For the avoidance of doubt, Lender acknowledges and agrees that the Borrower provided timely notice to Lender of the Primary Business MAE in accordance with Section 8.1(d)(ix) of the Credit Agreement.  For the avoidance of doubt, Lender acknowledges and agrees that, after giving effect to this Second Amendment, no Default has occurred or exists under the Credit Agreement with respect to the Primary Business MAE.

V.Defined Terms.  Terms used herein that are defined in the Credit Agreement, as amended hereby, shall have the same meanings herein, unless the context otherwise requires.

VI.Reaffirmation of Credit Agreement.  This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VII.Ratification of Liens; Release. The Borrower acknowledges and ratifies, as of the Second Amendment Closing Date, the existence and priority of the Liens granted by the Borrower in favor of Lender pursuant to the Security Documents in and to the Collateral and represents, warrants and covenants that such Liens are valid, existing and in full force and effect.  THE BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE SECOND AMENDMENT CLOSING DATE.

VIII.Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

IX.Invalid Provisions.  If any provision of this Second Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Second Amendment shall not be affected or impaired thereby and (b) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

X.Multiple Counterparts and Electronic Signatures.  This Second Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Second Amendment may be transmitted and signed by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on the Loan Parties and Lender, with originals signatures to be delivered to Lender at Lender’s request.

XI.Section Headings.  Section headings in this Second Amendment are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

XII.Successors and Assigns.  This Second Amendment is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns.

XIII.Reservation of Rights; No Waiver of Defaults.  Lender hereby reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents in all respects and for all purposes in addition to all other rights and remedies available to it under applicable Law or in equity.  Other than as set forth herein, this Second Amendment is not intended to operate as a waiver of Lender’s rights and remedies, and, other than as set forth herein, does not constitute or operate as (a) a waiver of (or a consent to) any existing Potential Default or Default or any other violation of or noncompliance with any provision of the Credit Agreement, as amended hereby, or any other Loan Document, (b) an agreement to waive any existing or future Potential Default or Default, or (c) a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition and provision of the Credit Agreement, as amended hereby, and the other Loan Documents.

XIV.ENTIRETY.  THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY BORROWER, GUARANTORS AND LENDER.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BORROWER, GUARANTORS AND LENDER.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on the Second Amendment Closing Date.

BORROWER:

IBIO CDMO LLC,

a Delaware limited liability company

By: /s/ Robert Lutz

Robert Lutz

Authorized Person

Signature Page to Second Amendment to Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK

By:/s/ Cameron D. Jones

Cameron D. Jones

Senior Vice President

Signature Page to Second Amendment to Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Second Amendment, IBIO, INC., a Delaware corporation (“Guarantor”), hereby consents to this Second Amendment, and agrees that this Second Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed November 1, 2021 (as amended by the Guaranty First Amendment and as further amended by the Guaranty Second Amendment as defined below, the “Guaranty”) executed by Guarantor in connection with the Credit Agreement.  Guarantor further represents and warrants to Lender that (a) the representations and warranties in the Guaranty are true and correct in all material respects on and as of the Second Amendment Closing Date as though made on such date (except to the extent that such representations and warranties specifically relate to an earlier date), (b) after giving effect to this Second Amendment and the Guaranty Second Amendment, it is in full compliance with all covenants and agreements contained in the Guaranty, (c) after giving effect to this Second Amendment and the Guaranty Second Amendment, no Potential Default or Default has occurred and is continuing under the Guaranty and (d) the execution and delivery of this Guarantor’s Consent and Agreement are within Guarantor’s power and have been duly authorized by all necessary company action.  This Guarantor’s Consent and Agreement shall be binding upon Guarantor, and its successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and permitted assigns.

The liquidity covenant contained in Section 18 of the Guaranty is hereby amended, as of the Second Amendment Closing Date, as set forth below (herein, the “Guaranty Second Amendment”).  Notwithstanding anything to the contrary in this Guarantor’s Consent and Agreement, the Guaranty or in any other Loan Document, from the Second Amendment Closing Date through and including [***] (herein, each the “Applicable Liquidity Modification Termination Date”), Guarantor may, for purposes of calculating the liquidity covenant under Section 18 of the Guaranty, include in the calculation of Unrestricted Cash the proceeds expected to be received with respect to the Fraunhofer Settlement Amount.  At all times after the Applicable Liquidity Modification Termination Date, Guarantor shall calculate the liquidity covenant under Section 18 of the Guaranty in the manner set forth in the Guaranty as in effect prior to the Second Amendment Closing Date, without giving effect to the modifications herein.

[Signature page follows.]

GUARANTOR:

IBIO, INC.,

a Delaware corporation

By:  /s/ Robert Lutz

Robert Lutz

Chief Financial and Business Officer

Signature Page to Guarantor’s Consent and Agreement to
Second Amendment to Credit Agreement